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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          Reported): August 23, 2001


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


            Delaware                 333-61840            13-3320910
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(State or Other Jurisdiction of     (Commission        (I.R.S. Employer
         Incorporation)             File Number)       Identification No.)



                               11 Madison Avenue
                           New York, New York 10010
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                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
                  (included in Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)


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                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE
                                              SECURITIES CORP.


                                                    By: /s/ Helaine Hebble
                                                        --------------------
                                                        Name: Helaine Hebble
                                                        Title: Vice President

Dated:  August 23, 2001

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                                 Exhibit Index

Exhibit                                                                   Page

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP
         (included in Exhibit 5.1)                                         5

23.1     Consent of Sidley Austin Brown & Wood LLP
         (included in Exhibits 5.1 and 8.1)                                5